                                                                Sub-Item 77Q1(e)

                                 AMENDMENT NO. 5

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of June 14, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add a new portfolio - Invesco Emerging Market Local Currency Debt Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

          Invesco Balanced-Risk Allocation Fund
          Invesco China Fund
          Invesco Developing Markets Fund
          Invesco Emerging Market Local Currency Debt Fund
          Invesco Global Health Care Fund
          Invesco International Total Return Fund
          Invesco Japan Fund
          Invesco LIBOR Alpha Fund
          Invesco Endeavor Fund
          Invesco Global Fund
          Invesco Small Companies Fund
          Invesco Alternative Opportunities Fund
          Invesco Commodities Strategy Fund
          Invesco FX Alpha Plus Strategy Fund
          Invesco FX Alpha Strategy Fund
          Invesco Global Advantage Fund
          Invesco Global Dividend Growth Securities Fund
          Invesco Health Sciences Fund
          Invesco International Growth Equity Fund
          Invesco Pacific Growth Fund
          Invesco Van Kampen Emerging Markets Fund
          Invesco Van Kampen Global Bond Fund
          Invesco Van Kampen Global Equity Allocation Fund
          Invesco Van Kampen Global Franchise Fund
          Invesco Van Kampen Global Tactical Asset Allocation Fund

          Invesco Van Kampen International Advantage Fund
          Invesco Van Kampen International Growth Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                    INVESCO ADVISERS, INC.

                                    Adviser


                                    By: /s/ John M. Zerr
                                        ----------------------------------------
                                    Name: John M. Zerr
                                    Title: Senior Vice President

                                    INVESCO TRIMARK LTD.

                                    Sub-Adviser


                                    By: /s/ Eric J. Adelson
                                        ----------------------------------------
                                    Name: Eric J. Adelson
                                    Title: Senior Vice President, Legal and
                                           Secretary


                                    By: /s/ Wayne Bolton
                                        ----------------------------------------
                                    Name: Wayne Bolton
                                    Title: Vice President, Compliance &
                                           Chief Compliance Officer

                                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                    Sub-Adviser


                                    By: /s/ Karl George Bayer and Jens Langewand
                                        ----------------------------------------
                                    Name: Karl George Bayer and Jens Langewand
                                    Title: Managing Directors

                                    INVESCO ASSET MANAGEMENT LIMITED

                                    Sub-Adviser


                                    By: /s/ Michelle Moran
                                        ----------------------------------------
                                    Name: Michelle Moran
                                    Title: Head of Legal for UK and Ireland

                                    INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                    Sub-Adviser


                                    By: /s/ Masakazu Hasegawa
                                        ----------------------------------------
                                    Name: Masakazu Hasegawa
                                    Title: Managing Director

                                    INVESCO AUSTRALIA LIMITED

                                    Sub-Adviser


                                    By: /s/ Mark Yesberg and Ian Coltman
                                        ----------------------------------------
                                    Name: Mark Yesberg and Ian Coltman
                                    Title: Head of Product & Management,
                                           Head of Legal

                                    INVESCO HONG KONG LIMITED

                                    Sub-Adviser


                                    By: /s/ Anna Tong and Gracie Liu
                                        ----------------------------------------
                                    Name: Anna Tong and Gracie Liu
                                    Title:  Director    Director

                                    INVESCO SENIOR SECURED MANAGEMENT, INC.

                                    Sub-Adviser


                                    By: /s/ Jeffrey H. Kupor
                                        ----------------------------------------
                                    Name: Jeffrey H. Kupor
                                    Title: Secretary & General Counsel